SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2009

CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrants as specified in their charters)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-112593	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 30, 2009, Charter Communications, Inc. (the "Company"), the indirect parent company of CCO Holdings, LLC and CCO Holdings Capital Corp., its subsidiaries and certain of its affliliates consummated their Joint Plan of Reorganization. In connection with its emergence from chapter 11 bankruptcy, the Company issued its financial statements for the year ended December 31, 2008 to contain an audit report of the Company's registered independent public accounting firm that does not contain going concern qualifications.

In December 2007, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards ("SFAS”) No. 160, Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51. which requires noncontrolling interest (previously referred to as minority interests) to be reported as a component of equity. The Company adopted SFAS No. 160 effective January 1, 2009. The Company’s adoption of the new standard resulted in changes to the presentation of noncontrolling interests within the Company’s consolidated financial statements for the years ended December 31, 2008, 2007 and 2006.

The disclosure in this Item 2.02, as well as Exhibit 99.1 included herewith, which revises Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, is to be considered “filed” with the Securities and Exchange Commission for all purposes under the Securities Exchange Act of 1934, as amended.

Refer to the Company’s website www.charter.com for Item 8 of Charter Communications Operating, LLC’s Annual Report for the fiscal year ended December 31, 2008 revised as described above.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibit is filed pursuant to Item 2.02:

Exhibit No.	Description
99.1	Item 8 of the Company’s 2008 Annual Report on Form 10-K, “Financial Statements and Supplementary Data”.*

* filed herewith

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CCO Holdings, LLC and CCO Holdings Capital Corp. have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

       CCO HOLDINGS, LLC
       Registrant
       By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: December 4, 2009

By:/s/ Eloise E. Schmitz Name: Eloise E. Schmitz Title: Executive Vice President and Chief Financial Officer

          CCO HOLDINGS CAPITAL CORP.
              Registrant

Dated: December 4, 2009

By:/s/ Eloise E. Schmitz Name: Eloise E. Schmitz Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Item 8 of the Company’s 2008 Annual Report on Form 10-K, “Financial Statements and Supplementary Data”.*

* filed herewith